INDEPENDENT AUDITOR'S CONSENT

We consent to the use in this Registration Statement of Modern Technology Corp. on Form S-8 of our report dated July 18, 2003, appearing in the Prospectus, which is incorporated by reference in this Registration Statement.

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Greenberg & Company CPA's LLC

Springfield, N.J.September 9, 2004